                                                                   Exhibit 10.11


                                  STANDARD FORM
                           PURCHASE AND SALE AGREEMENT


                           As of this 1st day of December 2000

1. PARTIES               ISOLDE LAUKIEN
   AND MAILING           8 BRIGHAM ROAD
   ADDRESSES             LEXINGTON, MA 02420
                         (hereinafter called the "SELLER") agrees to SELL and BRUKER DALTONICS INC.
                         15 FORTUNE DRIVE
                         BILLERICA, MA 01821 (hereinafter called the
                         "BUYER"), agrees to BUY, upon the terms hereinafter set forth, the following described premises:

2. DESCRIPTION           The land consisting of 4.66 Acres (202,888 square
                         feet) located on Manning Road, Billerica, as more fully described in Exhibit A, attached hereto and made a part hereof. Title Reference: See deed recorded with Middlesex North Registry of Deeds,
                         Book 4755 Page 315.

3. FIXTURES              Included in the sale as a part of the said premises
                         are improvements now thereon, if any.

4. TITLE DEED            Said premises are to be conveyed by a good
                         and sufficient quitclaim deed running to the BUYER or to the nominee designated by the BUYER by written notice to the SELLER at least seven (7) days before the deed is to be delivered as herein provided, and said deed shall convey a good and clear record and marketable title thereto, free from encumbrances except:
                                  (a)  Provisions of existing building and
                                       zoning laws;
                                  (b)  Such taxes for the then current year as
                                       are not due and payable on the date of
                                       the delivery of such deed;
                                  (c)  Any liens for municipal betterments
                                       assessed after the date of this
                                       agreement; and
                                  (d)  Easements, restrictions and
                                       reservations of record, if any.

5. PLANS                                  NOT APPLICABLE

6. REGISTERED TITLE                       NOT APPLICABLE

7. PURCHASE              The agreed purchase price for said premises is SEVEN
   PRICE:                HUNDRED FORTY THOUSAND ($740,000.00) DOLLARS, of which
                         $  37,000.00  have been paid as a deposit this day; and
                         $ 703,000.00  are to be paid at the time of delivery of
                                       the deed in cash, or by certified,
                         ____________  cashiers, treasurer's or bank check(s).
                         $ 740,000.00         TOTAL

                                                                               1


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                                                                   Exhibit 10.11


8. TIME FOR              Such deed is to be delivered at 12 o'clock noon on
   PERFORMANCE           December 15, 2000 at the Middlesex North Registry of
                         Deeds or BUYER's attorney's office, unless otherwise agreed upon in writing.

9. POSSESSION            Full possession of said premises is to be delivered at
                         the time of the delivery of the deed, said premises to be then (a) in the same condition as they now are, and
                         (b) in compliance with the provisions of any instrument referred to in clause 4 hereof.

10. EXTENSION            If the SELLER shall be unable to give title or make
    TO PERFECT           conveyance, or to deliver possession of the premises,
    TITLE OR             all as herein stipulate, or if at the time of the
    MAKE                 delivery of the deed the premises do not conform
    PREMISES             with the provisions hereof, the SELLER shall use
    CONFORM              reasonable efforts to remove any defects in title, or
                         to deliver possession as provided herein, or to make the premises conform to the provisions hereof, as the case may be, and the time for performance hereof shall be extended for a period of thirty (30) days.

11. FAILURE              If at the expiration of the extended time the SELLER
    TO PERFECT           shall have failed so to remove any defects in title,
    TITLE OR             deliver possession, or make the premises conform, as
    MAKE                 the case may be, all as herein agreed, then any
    PREMISES             payments made under this agreement shall be forthwith
    CONFORM              refunded and all other obligations of the parties
                         hereto shall cease and this agreement shall be void without recourse to the parties hereto.


12. BUYER'S              The BUYER shall have the election, at either the
    ELECTION             original or any extended time for performance, to
    TO ACCEPT            accept such title as the SELLER can deliver to the said
    TITLE                premises in their then condition and to pay therefore
                         the purchase price without deduction, in which case the SELLER shall convey such title.

13. ACCEPT-              The acceptance of a deed by the BUYER or his nominee,
    ANCE OF              as the case may be, shall be deemed to be a full
    DEED                 performance and discharge of every agreement and
                         obligation herein contained or expressed, except such as are, by the terms hereof, to be performed after the delivery of said deed.

14. USE OF               To enable SELLER to make conveyance as herein provided,
    PURCHASE             the SELLER may, at the time of delivery of the deed,
    MONEY TO             use the purchase money or any portion thereof to clear
    CLEAR                the title of any or all encumbrances or interests,
    TITLE                provided that all instruments so procured are recorded
                         simultaneously with the delivery of the deed or as soon thereafter as is practical and in conformance with local conveyancing practice.


                                                                               2


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                                                                   Exhibit 10.11


15. INSURANCE            Until the deliver of the deed, the SELLER shall
                         maintain such insurance on said premises as the SELLER is currently carrying.

16. ADJUSTMENTS          Taxes for the then current fiscal year shall be
                         apportioned and adjusted as of the day of performance of this agreement and the net amount thereof shall be added to or deduction from, as the case may be, the purchase price payable by the BUYER at the time of delivery of the deed.

17. ADJUSTMENT           If the amount of said taxes is not known at the time of
    OF TAXES             the delivery of the deed, they shall be apportioned on
                         the basis of the taxes assessed for the preceding fiscal year, with a reapportionment as soon as the new tax rate and valuation can be ascertained; and, if the taxes which are to be apportioned shall thereafter be reduced by abatement, the amount of such abatement, less the reasonable cost of obtaining the same, shall be apportioned between the parties, provided that neither party shall be obligated to institute or prosecute proceedings for an abatement unless herein otherwise agreed.

18. BROKER'S FEE         NOT APPLICABLE

19. BROKER'S WARRANTY    NOT APPLICABLE.

20. DEPOSIT              All deposits made hereunder shall be held in escrow by
                         George Woron, Esq., attorney for SELLER, as escrow agent, subject to the terms of this agreement and shall be duly accounted for at the time for performance of this agreement. The deposit shall be held in a non-interest bearing account.

21. BUYER'S              If the BUYER shall fail to fulfill the BUYER's
    DEFAULT;             agreements herein, all deposits made hereunder by the
    DAMAGES              BUYER shall be retained by the SELLER as liquidated
                         damages, which shall be SELLER's sole remedy hereunder both in law and in equity.

22. BROKER AS PARTY                 NOT APPLICABLE

23. LIABILITY OF TRUSTEE, ETC.      NOT APPLICABLE

24.  WARRANTIES          The BUYER acknowledges that the BUYER has not been
     AND REPRE-          influenced to enter into this transaction nor has he
     SENTATIONS          relied upon any warranties or representation not set
                         forth or incorporated in this agreement.

25. MORTGAGE CONTINGENCY            NOT APPLICABLE

26. CON-                 This instrument, executed in multiple counterparts, is
    STRUCTION            to be construed as a Massachusetts contract, is to take
                         effect as a sealed instrument, sets forth the entire contract between the parties, is binding upon and enures to


                                                                               3


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                                                                   Exhibit 10.11


                         the benefit of the parties hereto and their respective heirs, devisees, executors, administrators, successors and assigns, and may be canceled, modified or amended only by a written instrument executed by both the SELLER and BUYER. If two or more persons are named herein as BUYER their obligations hereunder shall be joint and several. The captions and marginal notes are used only as a matter of convenience and are not to be considered a part of this agreement or to be used in determining the intent of the parties to it.

27. LEAD PAINT LAW           NOT APPLICABLE

28. SMOKE DETECTORS          NOT APPLICABLE


    SEE ADDENDUM ATTACHED HERETO, INCORPORATED HEREIN AND MADE A PART HEREOF.


SELLER:                                     BUYER:
                                            BRUKER DALTONICS INC.


_____________________________               BY:______________________________
ISOLDE LAUKIEN                                                 , duly authorized





                                                                               4


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                                                                   Exhibit 10.11


                      ADDENDUM TO PURCHASE & SALE AGREEMENT
                        DATED AS OF DECEMBER 1, 2000 BY
                           ISOLDE LAUKIEN, AS SELLER,
                                      AND
                         BRUKER DALTONICS INC. AS BUYER,
       FOR THE PREMISES LOCATED ON MANNING ROAD, BILLERICA, MASSACHUSETTS


A. INSPECTIONS: The premises are sold "AS IS" and no representations have been made by SELLER in regard to its condition except those contained in this Agreement.

B. TITLE STANDARD: Any title matter which is the subject of a title standard of the Massachusetts Conveyancers Association at the time for delivery of the deed shall be governed by said title standard to the extent applicable.

C. CERTIFICATES: The BUYER's obligations hereunder are conditioned upon the SELLER signing and delivering at the closing such documents as may be customarily and reasonably requested by the BUYER's or BUYER's title insurance company, including, without limitation, affidavits and/or certificates with respect to: (i) mechanic's liens and parties in possession; and (ii) FIRPTA.

D. WARRANTIES AND REPRESENTATIONS: The SELLER hereby warrants and represents, the same to be true as of the date hereof, that:

     (i) the SELLER has not received any notice that the premises are in violation of any federal, state or local environmental, sanitary, health or safety statute, ordinance, code, by-law, rule or regulation and that the SELLER has no actual knowledge of any such violations; and

     (iii) the SELLER has no knowledge of any pending betterment assessments, encumbrances, and/or liens affecting the premises

E. SOCIAL SECURITY NUMBERS: The BUYER's Tax Identification number is _____ ___________. The SELLER's social security number is _________________.

F. NOTICES: All notices required or permitted to be given hereunder shall be in writing and delivered by hand, sent by overnight carrier (such as Federal Express) or by facsimile (with acknowledgment of receipt), or mailed postage prepaid, by registered or certified mail, to the other party, in the case of the
SELLER:
                      George Woron, Esq.
                      75 State Street  -  Suite 1520
                      Boston, MA 02109
                              FAX: (617) 439-3939


                                                                               5


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         in the case of the BUYER:

                      Richard M. Stein, Esq.
                      Hutchins, Wheeler & Dittmar
                      101 Federal Street
                      Boston, MA 02110
                      FAX: (617) 951-1295

or, in the case of either party, to such other address as shall be designated by written notice given to the other party. Any such notice shall be deemed given when so delivered by hand, or if sent by overnight delivery service or facsimile, when received, or, if mailed, when deposited with the U.S. Postal Service.

G. CONDITION OF PREMISES: At the time for performance the Premises shall be delivered to BUYER free of all personal property and debris.

H. REASONABLE ACCESS: From and after the date of this Agreement, SELLER agrees to permit BUYER and its designees reasonable access to the premises for purposes of inspecting the Premises.

I. TITLE/SURVEY/LEGAL COMPLIANCE: It is understood and agreed by the parties that the Premises shall not be in conformity with the provisions of Paragraphs 4 and 9 of the Agreement unless:

     1. All improvements, if any, shall be located completely within the boundary lines of said Premises and shall not encroach upon or under the property of any other person or entity;

     2. No building, structure or improvement of any kind belonging to any other person or entity shall encroach upon or under said Premises;

     3. The Premises shall abut a public way or private way to which BUYER shall have both pedestrian and vehicular access, and, if a private way, that such private way in turn has legal access to a public way, which public way is duly laid out or accepted as such by the Town of Billerica;

     4. Title to the Premises is insurable for the benefit of BUYER by a title insurance company at normal premium rates in the American Land Title Association form currently in use, subject only to those printed exceptions to title normally included in the "jacket" to such form and to the exceptions set forth in Paragraph 4 of this Agreement but not subject to any exception or exclusion for so-called "mechanic's liens" or for "creditors' rights".

     5. Neither the Premises, nor any portion thereof, violates the subdivision ordinances, by laws or regulations of the Town of Billerica or the provisions of Massachusetts General Laws, Chapter 41 Sections 81K et seq.

J. NO BROKER: BUYER and SELLER warrant and represent to each other that no broker or finder has been involved in this transaction and each party agrees to indemnify and save the other harmless from any loss, cost or damages which the other party may pay or incur, including reasonable attorney's fees and expenses, by reason of any claim for payment in the nature of a broker's commission or finder's


                                                                               6


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                                                                   Exhibit 10.11


fee or other similar fee which may be made by reason of contact by the indemnifying party with any such broker or finder. The provisions of this paragraph shall survive delivery of the deed.

K. SELLER'S REPRESENTATIONS AND WARRANTIES: SELLER represents and warrants to BUYER that to the best of her knowledge:

          1. there is not presently nor during the period of SELLER's ownership has there been, nor has there been during any prior ownership, any underground storage tank for the storage of fuel oil, petroleum products or hazardous materials at the Premise.

          2. No hazardous material or waste has been improperly disposed of at the Premises during the period of SELLER's ownership or during any prior ownership.

          3. There is no mortgage indebtedness or other monetary encumbrances presently outstanding against the Premises.

          4. SELLER has not caused or permitted any work to be done on or to the Premises in violation of the provisions of General Laws, chapter 131, Section 40, as amended, concerning wetlands, seacoasts and flood plains, and Seller knows of no such violation with respect to the Premises by any other person before or after Seller acquired the Premises.

          The provisions of this paragraph shall survive delivery of the deed.

L. ENTIRE AGREEMENT: It is understood by and between the parties hereto that the Purchase and Sale Agreement, including this Addendum, constitutes the entire agreement between the parties (hereinafter, the "Agreement"), that this Agreement supersedes any and all other agreements made prior hereto, and that this Agreement may not be altered or amended except in writing signed by both parties.

    Executed as a sealed instrument as of the day and year first above written.

SELLER:                                     BUYER:
                                            BRUKER DALTONICS INC.


  /S/ ISOLDE LAUKIEN                           /S/ FRANK LAUKIEN
----------------------------------          ------------------------------------
ISOLDE LAUKIEN                              Frank Laukien, duly authorized